Exhibit 10.9.9
                                                                 --------------


                                  PURCHASE AGREEMENT

               THIS PURCHASE AGREEMENT (this "Purchase Agreement") is made and entered into as of February 28, 1997 (the "Effective Date"), by and between HOLIDAY PROPERTIES, an Ohio general partnership ("Seller"), and CHEMPOWER, INC., an Ohio corporation ("Buyer").

                                       RECITALS
                                       --------

               A. Seller is the fee simple owner of certain real property commonly known as 807 East Turkeyfoot Lake Road, Akron, Ohio, and more particularly described in Exhibit A attached hereto and incorporated
                               ---------
     herein, together with any and all rights, privileges, easements, appurtenances and hereditaments belonging thereto and all buildings and improvements situated thereon, together with the following items currently located in or on such property: all components of the electrical, heating, air conditioning, plumbing and bathroom systems; all built-in equipment (collectively referred to as the "Akron Parcel").

               B. Seller is the fee simple owner of certain real property commonly known as 3600 Cardiff Avenue, Cincinnati, Ohio, and more particularly described in Exhibit B attached hereto and incorporated
                               ---------
     herein, together with any and all rights, privileges, easements, appurtenances and hereditaments belonging thereto and all buildings and improvements situated thereon, together with the following items currently located in or on such property: all components of the electrical, heating, air conditioning, plumbing and bathroom systems; all built-in equipment (collectively referred to as the "Cincinnati Parcel").

               C. Seller is the fee simple owner of certain real property commonly known as 6050 West Virginia State Route 34, Winfield, West Virginia, and more particularly described in Exhibit C attached hereto and
                                                  ---------
     incorporated herein, together with any and all rights, privileges, easements, appurtenances and hereditaments belonging thereto and all buildings and improvements situated thereon, together with the following items currently located in or on such property: all components of the electrical, heating, air conditioning, plumbing and bathroom systems; all built-in equipment (collectively referred to as the "Winfield Parcel").

               D. The Akron Parcel, Cincinnati Parcel and Winfield Parcel are sometimes collectively referred to as the "Premises," and individually as a "Parcel."

               E. In order to induce First National Bank of Ohio ("Bank") to create for Buyer a line of credit facility pursuant to that certain Loan Agreement (the "Loan Agreement") between Buyer and Bank dated as of February 28, 1997, Seller has agreed to guaranty Buyer's performance under the Loan Agreement pursuant to that certain Limited Guaranty from Seller to Buyer dated as of February 28, 1997 (the "Limited Guaranty").

               F. Seller has granted and delivered to Bank certain mortgages and deed of trust (the "Mortgages") upon the Premises to secure the Limited Guaranty.

               G. Buyer desires to purchase from Seller the Premises and Seller desires to sell to Buyer the Premises under the terms of this Purchase Agreement.

               NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged by this Purchase Agreement, the parties hereto agree to the following:

               SECTION 1. AGREEMENT TO PURCHASE AND SELL. Seller agrees to sell and convey to Buyer the Premises, and Buyer agrees to purchase from Seller the Premises under the terms and conditions of this Purchase Agreement.

               SECTION 2. PURCHASE PRICE. The purchase price for the Premises shall be Four Million Five Hundred Thousand 00/100 Dollars ($4,500,000.00) (the "Purchase Price") allocated in the following manner:

                    Parcel                 Purchase Price
                    ------                 --------------

                 Akron Parcel               $1,500,000.00

                 Cincinnati Parcel          $ 600,000.00

                 Winfield Parcel            $2,400,000.00

               In the event this transaction closes, the Purchase Price shall be payable under the terms and provisions of land installment contracts for each Parcel (collectively, the "Land Installment Contracts" and individually, a "Land Installment Contract"), which shall be executed by the parties at the closing of the transaction contemplated herein ("Closing"), substantially in the form attached hereto as Exhibit D and
                                                               ---------
     made a part hereof, subject to the permitted encumbrances (the "Permitted Encumbrances") set forth on Exhibit E attached hereto and made a part
                                 ---------
     hereof.

               SECTION 3. DEED. Seller shall convey to Buyer fee simple title to each Parcel by quit claim deed pursuant to the terms and conditions of the Land Installment Contracts.

               SECTION 4. CONDITION OF THE PREMISES. Except and as to the extent provided in this Purchase Agreement, Buyer acknowledges and agrees that Seller has made no representation or warranty whatsoever, express or implied, as to the condition, quantity, design, merchantability, fitness or quality of the Premises, or any portion thereof. Buyer agrees to accept the Premises and all portions thereof on the Closing Date (as defined below) "AS IS" and "WITH ALL FAULTS," subject to all defects therein, concealed or otherwise, and whether known or unknown to Seller, it being expressly understood and agreed that Buyer has relied solely on its own inspections, examinations and evaluations of the Premises. Buyer (and anyone claiming by, through, or under Buyer) hereby fully and finally releases Seller from any and all claims that Buyer may now have or hereafter acquire against Seller for any cost, loss, liability, damage, expense, demand, action, or cause of action, relating to or arising from any failure of Seller to disclose any matter with respect to the Premises, any construction defects, errors, omissions, or other conditions affecting the Premises and arising out of or resulting from any errors, omissions, or defects in the Premises including (without limitation) any and all liability for any release of hazardous substances, pollutants, or contaminants from any source whatsoever and whenever occurring. Buyer further acknowledges and agrees that this release shall be given full force and effect according to each of its express terms and provisions, including but not limited to those relating to unknown and suspected claims, damages, and causes of action. This waiver and release of claims shall survive termination or expiration of this Purchase Agreement and Closing.

               SECTION 5. TITLE.   Seller and Purchaser acknowledge the issuance
     and delivery of the following items:

               (a) First American Title Insurance Company Commitment No. A64031 for ALTA Owner's Policy, dated February 19, 1997, showing the condition of the Akron Parcel (the "Akron Title Commitment").

               (b) First American Title Insurance Company Commitment No. 25-57883 for ALTA Owner's Policy, dated February 20, 1997, showing the condition of the Cincinnati Parcel (the "Cincinnati Title Commitment").

               (c) First American Title Insurance Company Commitment No. 96-171 for ALTA Owner's Policy, dated February 21, 1997, showing the condition of the Winfield Parcel (the "Winfield Title Commitment"; the Winfield Title Commitment, Akron Title Commitment and Cincinnati Title Commitment are collectively referred to as the "Title Commitments").

               SECTION 6. SELLER'S CONDITION. Seller's obligation to close the transaction contemplated herein is subject to the condition precedent that on or before the Closing Date, Buyer causes American Eco Corporation ("American Eco") to deliver to Seller (i) a termination and release agreement of that certain Real Property Purchase Agreement dated September 10, 1997 between Seller and American Eco, substantially in the form of Exhibit F attached hereto and made a part hereof, and (ii) a guaranty
     ---------
     agreement substantially in the form of Exhibit G attached hereto and made a
                                            ---------
     part hereof.

               SECTION 7. CLOSING. The transaction contemplated by this Purchase Agreement shall be closed on or before February 28, 1997 (the "Closing Date"), which shall also be the "Commencement Date" under each Land Installment Contract, in escrow with Midland Title Security, Inc., having an address at One Erieview Plaza, Cleveland, Ohio 44114-1725, Attn.:
     Linda Rankin ("Escrow Agent"). Buyer and Seller shall comply with the following procedures relating to Closing: On the Closing Date (a) Buyer shall wire into Escrow Agent the "Downpayment," as that term is defined in each Land Installment Contract, and any and all closing costs Buyer is responsible for hereunder, (b) Seller shall cause Bank to deposit the Mortgages with Escrow Agent; (c) Buyer and Seller shall execute, date and deliver one (1) fully executed copy of Land Installment Contracts for each Parcel and cause Escrow Agent to file the respective Mortgages and Land Installment Contracts, in that order, in Summit County, Ohio Records, Hamilton County, Ohio Records and Putnam County, West Virginia Records; (d) Seller shall cause First American Title Insurance Company upon filing each Land Installment Contract of record, to issue ALTA Owner's Fee Policies of Title Insurance (Form B - Revised 10-17-70) in the amount of the allocated Purchase Price, at standard rates, insuring Buyer as the owner of the vendee's interest in and to fee simple title to each Parcel under the terms of each Land Installment Contract (collectively the "Title Policies" and individually a "Title Policy") subject only to the Permitted Encumbrances; and (e) Escrow Agent shall disburse the net Downpayment proceeds to Seller by federal wire transfer to the following account:

                    Acct No.:      42-806-3036
                    Name:          Holiday Properties
                    Bank:          KeyBank
                                   Everhard Road Branch
                                   4495 Everhard Road, N.W.
                                   Canton, Ohio 44718
                    Routing #:     041001039

               SECTION 8. CLOSING EXPENSES. Except as otherwise provided herein, the following costs and expenses of this transaction shall be chargeable to Buyer at Closing: (i) the escrow fee charged by Escrow Agent,
     (ii) the cost of the title examinations of the Premises and issuance of the Title Commitments to Buyer, (iii) the premium charge for each Title Policy and loan policy of title insurance insuring Bank's mortgage interests in the Premises, and (iv) Buyer shall pay the transfer taxes, conveyance fees and recording fees of the Mortgages and Land Installment Contracts.

               SECTION 9. BROKERS. Seller and Buyer each represent and warrant to the other that no other broker or finder was in any way involved in the transaction contemplated by this Purchase Agreement. Each party to this Purchase Agreement agrees to indemnify, defend and hold harmless the other from all loss, costs, expenses, claims and liabilities (including, without limitation attorneys' fees and expenses) arising from a breach of the warranty of this section. The provisions of the Section 9 shall survive the expiration or termination of this Purchase Agreement and Closing.

               SECTION 10. NOTICES. Any notice required or permitted hereunder shall be deemed sufficiently given if made in writing and either delivered in person or deposited, postage prepaid, in the United States certified or registered mail, addressed as follows:

          To Buyer:                     To Seller:

          Chempower, Inc.               Holiday Properties
          87 East Turkeyfoot Lake Road  3511 Greenburg Road
          Akron, Ohio 44319             North Canton, Ohio 44720
          Attn: T.J. Kukk, President    Attn.: Ernest M. Rochester, General
                                               Partner
          Telephone: (330) 896-4202     Telephone: (330) 494-5282
          Facsimile: (330) 896-1866     Facsimile: (330) 494-1335

          With a copy to:               With a copy to:

          Reid & Priest LLP             Thompson Hine & Flory LLP
          40 West 57th Street           3900 Key Center
          New York, New York 10019      127 Public Square
          Attn.: Bruce A. Rich, Esq.    Cleveland, Ohio 44114-1216
          Telephone: (212) 603-2000     Attn.: Thomas A. Aldrich, Esq.
          Facsimile: (212) 603-2001     Telephone: (216) 566-5749
                                        Facsimile: (216) 566-5800


     or to such other address or addresses as Buyer or Seller may designate from time to time by notice to the other.

               SECTION 11. NO WAIVER. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provisions of this Purchase Agreement shall be deemed a waiver of a breach of any other provision of this Purchase Agreement or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

               SECTION 12. REMEDIES CUMULATIVE. Any and all rights and remedies which either party may have under this Purchase Agreement or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by said party or not shall be deemed to be in exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

               SECTION 13. AGREEMENT NON-TRANSFERABLE. Neither party shall sell, assign or transfer or permit to be sold, assigned or transferred any of such party's interest in the Premises, in any property described herein or in this Purchase Agreement without first obtaining the written consent of the other party, which consent shall not be unreasonably withheld.

               SECTION 14. BINDING AGREEMENT. This Purchase Agreement shall not be deemed to lack mutuality by virtue of any condition contained herein, whether or not such condition must be fulfilled to the satisfaction of the party for whose benefit it is intended. Each such condition shall be deemed to require the parties to use their good faith efforts to fulfill the same. The parties also hereby mutually acknowledge that, in addition to all other consideration for this Purchase Agreement, they have received other good and valuable consideration in return for their promise that, pending fulfillment of such conditions, this Purchase Agreement shall remain in force and binding upon them.

               SECTION 15. COUNTERPARTS. This Purchase Agreement may be executed in any number of counterparts, each of which shall be an original, and all such counterparts together shall constitute one and the same instrument.

               SECTION 16. RULES OF CONSTRUCTION. This Purchase Agreement has been reviewed by counsel for each party hereto prior to its execution, and no presumptions or rules of construction shall be applicable by reason of the identity of counsel preparing this Purchase Agreement. This Purchase Agreement shall be construed according to its fair meaning and neither for nor against either party.

               SECTION 17. NOUNS. As used in this Purchase Agreement, unless the context otherwise specifically requires, the singular includes the plural, and vice versa, and the masculine includes the feminine, and vice versa.

               SECTION 18. CAPTIONS. The captions used herein are for convenience only and shall not control or affect the meaning of construction of any provisions of this Purchase Agreement.

               SECTION 19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, as the case may be.

               SECTION 20. APPLICABLE LAW. This Purchase Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

               SECTION 21. ENTIRE AGREEMENT; MODIFICATION. This Purchase Agreement constitutes the entire agreement between Buyer and Seller pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings. No supplement, modification, waiver or amendment of this Purchase Agreement shall be binding unless specified in a writing executed by the party against whom such supplement, modification, waiver or amendment is sought to be enforced.

               IN WITNESS WHEREOF, Seller and Buyer have executed this Purchase Agreement as of the date first written above.

                                   SELLER:

                                   HOLIDAY PROPERTIES


                                   By: /s/ Toomas J. Kukk
                                      -----------------------------------------
                                        Toomas J. Kukk, General Partner

                                   And by: /s/ Ernest M. Rochester
                                          -------------------------------------
                                              Ernest M. Rochester, General
                                              Partner

                                   BUYER:

                                   CHEMPOWER, INC.

                                   By: /s/ Toomas J. Kukk
                                      -----------------------------------------
                                        Toomas J. Kukk, President

                                      EXHIBIT A
                                      ---------

                                  LEGAL DESCRIPTION
                                    (AKRON PARCEL)

                  Situated in the City of Green, County of Summit, State of Ohio and known as being a part of the Northeast Quarter of Section No. 8 in said township and more fully described as follows, to wit: Beginning at a point in the South line of said quarter section and the centerline of Turkey Foot Lake Road (S.R. No. 619), said beginning point being S.85 degrees 55'
     E., 1942.33 feet as measured along said quarter section line and road center from the Southwest corner of said quarter section and thence
     North 3 degrees 01' East, 260.0 feet to an iron pipe; thence South 85 degrees 55' East, 100.0 feet to an iron pipe; thence North 3 degrees
     01' East, 351.58 feet to an iron pipe on the South line of a tract of land now or formerly owned by Earl E. and Lillie B. Shaffer, as recorded in Deed Volume 1964, Page 262; thence along the South line of said tract of land, South 85 degrees 53' 30" East, 200.0 feet to an iron pipe; thence along the West line of a parcel of land as deeded to D. O. and U. R. LeMoine, as recorded in Deed Volume 2552, Page 268 and also  along the West line of a parcel of land now or formerly owned by M. E.  Parks, as recorded in Deed Volume 1995, Page 685,
     South 3 degrees 01' West, 611.49 feet to the South line of said quarter section and the centerline of said Turkey Foot Lake Road
    (an iron pipe is N. 3 degrees 01' E. 30.0 feet from this point); thence along said quarter section line and road center, North 85 degrees 55' West, 300.0 feet to the place of beginning (an iron pipe is N. 3 degrees 01' E., 30.0 feet from this point) and containing 3.408 acres of land, as surveyed March 23, 1953, by Gehres & Kingsley, Surveyors, be the same more or less, but subject to all legal highways.

                                      EXHIBIT B
                                      ---------

                                  LEGAL DESCRIPTION
                                 (CINCINNATI PARCEL)


                  Situate in Section 22, Town 4, Fractional Range 2, Miami Purchase, Columbia Township, City of Cincinnati, Hamilton County, Ohio; and being part of Lot 1 of Everson's Estate, Case 98500 of the Hamilton County Common Pleas Court, and part of Lot 4 of Gilmore and Brotherton's Addition, as recorded in Plat Book 2, Page 20 and being more particularly described as follows:

                  Beginning at a point in the southerly line of B & O Railroad, now CBX Transportation Co. 108.60 feet east of the West line of the aforementioned Lot 1; thence continuing with said southerly line North 80 degrees 25' East 200.00 feet to an iron pipe at the northeasterly corner of Registered Land Certificate #7375 of the Hamilton County Registered Land Office; thence with the west line of said Registered Land South 0 degrees 04' 07" West, 283.65 feet to a pipe; thence South 82 degrees 11' West,
     199.05 feet; thence North 0 degrees 04' 07" East, 277.43 feet to the south line of said railroad and the place of beginning.

                                      EXHIBIT C
                                      ---------

                                  LEGAL DESCRIPTION
                                  (WINFIELD PARCEL)

                  All of the following described property, situated in Scott District, County of Putnam, and State of West Virginia, to-wit:

                  Beginning at an iron pipe in the westerly line of West Virginia State Route No. 34, said iron pipe being situate in the common corner of the parcel herein conveyed and parcel of land owned by S. F. Sturgeon and Helen G. Sturgeon, his wife; thence leaving the line of the land of S. F. Sturgeon and Helen G. Sturgeon, his wife, and with said line of West Virginia State Route No. 34, S. 17 degrees, 34' W. 549.13 feet to an iron pipe; thence leaving the line of West Virginia State Route No. 34,
     N. 64 degrees 37' W. 387.18 feet to an iron pipe; thence N. 17 degrees
     27' E. 539.88 feet to an iron pipe in an old fence line and in the line of the land of S. F. Sturgeon and Helen G. Sturgeon, his wife; thence with the line of S. F. Sturgeon and Helen G. Sturgeon, his wife, S. 66 degrees 00' E. 387.18 feet to the place of beginning, containing 4.84 acres, more or less, and being: "PARCEL 'A' 4.84 ACRES BEING PART OF
     LOT NO. 2", as the same is shown and designated upon that certain map entitled "PROPERTY MAP FOR K.V.D. INCORPORATED PARCEL 'A' 4.84 ACRES
     BEING PART OF LOT NO. 2 SITUATE ON THE WATER OF LONG BRANCH OF POPLAR FORK", etc.; and being the same property conveyed to Holiday Properties, an Ohio Partnership, by Kanawha Valley Bank, N.A, a national banking association, by Deed dated September 12, 1986 and recorded in the Office of the Clerk of the County Commission of Putnam County, West Virginia, in Deed Book 297 at page 729.

                  Subject to all prior easements, whether or not visible upon the ground, and to the prior reservation of all minerals underlying said real estate.

                                      EXHIBIT D
                                      ---------

                              LAND INSTALLMENT CONTRACT


                  THIS LAND INSTALLMENT CONTRACT (this "Contract") is entered into at Cleveland, Ohio, as of this 28th day of February, 1997 (the "Commencement Date"), by and between HOLIDAY PROPERTIES, an Ohio general partnership ("Seller"), and CHEMPOWER, INC., an Ohio corporation ("Buyer").


                                       RECITALS
                                       --------

                  A. Seller is the fee simple owner of certain real property commonly known as 807 East Turkeyfoot Lake Road, Akron, Ohio, and more particularly described in Exhibit A attached hereto and incorporated
                               ---------
     herein, together with any and all rights, privileges, easements, appurtenances and hereditaments belonging thereto and all buildings and improvements situated thereon, together with the following items currently located in or on such property: all components of the electrical, heating, air conditioning, plumbing and bathroom systems; all built-in equipment (collectively referred to as the "Akron Parcel").

                  B. Seller, as vendor, and Buyer, as vendee, have entered into that certain land installment contract (the "Cincinnati Contract") for the purchase and sale of that certain real property and improvements commonly known as 3600 Cardiff Avenue, Cincinnati, Ohio, and more particularly described in the Cincinnati Contract (the "Cincinnati Parcel").

                  C. Seller, as vendor, and Buyer, as vendee, have entered into that certain land installment contract (the "Winfield Contract") for the purchase and sale of that certain real property and improvements commonly known as 6050 West Virginia State Route 34, Winfield, West Virginia, and more particularly described in the Winfield Contract (the "Winfield Parcel").

                  D. Buyer desires to purchase from Seller the Akron Parcel and Seller desires to sell to Buyer the Akron Parcel under the terms of this Contract.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged by this Purchase Agreement, the parties hereto agree to the following:

                  SECTION 1. THE PARCEL. (a) In consideration of the mutual promises contained herein, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase and pay for, upon the provisions, terms, and conditions of this Contract, the Akron Parcel.

                  SECTION 2. CONDITION OF THE AKRON PARCEL. Buyer acknowledges and agrees that Seller has made no representation or warranty whatsoever, express or implied, as to the condition, quantity, design, merchantability, fitness or quality of the Akron Parcel, or any portion thereof. Buyer agrees to accept the Akron Parcel and all portions thereof on the Transfer Date (as defined hereinbelow) "AS IS" and "WITH ALL FAULTS," subject to all defects therein, concealed or otherwise, and whether known or unknown to Seller, it being expressly understood and agreed that Buyer has relied solely on its own inspections, examinations and evaluations of the Akron Parcel. Buyer (and anyone claiming by, through, or under Buyer) hereby fully and finally releases Seller from any and all claims that Buyer may now have or hereafter acquire against Seller for any cost, loss, liability, damage, expense, demand, action, or cause of action, relating to or arising from any failure of Seller to disclose any matter with respect to the Akron Parcel, any construction defects, errors, omissions, or other conditions affecting the Akron Parcel and arising out of or resulting from any errors, omissions, or defects in the Akron Parcel including (without limitation) any and all liability for any release of hazardous substances, pollutants, or contaminants from any source whatsoever and whenever occurring. Buyer further acknowledges and agrees that this release shall be given full force and effect according to each of its express terms and provisions, including but not limited to those relating to unknown and suspected claims, damages, and causes of action. This waiver and release of claims shall survive termination or expiration of this Contract and closing ("Closing") of the transaction contemplated herein.

                  SECTION 3. PURCHASE PRICE. The purchase price for the Akron Parcel shall be One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the "Purchase Price"). The Purchase Price provided for above shall be in addition to, and over and above, all payments to be made by Buyer for real estate taxes and assessments, insurance and utilities as hereinafter provided in this Contract and such Purchase Price shall be absolutely net to Seller except as and to the extent specifically provided in this Contract. Seller and Buyer hereby acknowledge and agree that the transaction contemplated under this Contract is not a consumer transaction.

                  SECTION 4. PAYMENT OF THE PURCHASE PRICE. The Purchase Price shall be payable under the following terms and conditions and in the following manner:

                  (a) On the Commencement Date, Buyer shall pay Seller the sum of One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($166,667.00) (the "Downpayment"), as downpayment against and to be applied toward the Purchase Price.

                  (b) The outstanding principal balance of the Purchase Price (after deduction of the Downpayment) as of the Commencement Date is One Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and No/100 Dollars ($1,333,333.00) (the "Outstanding Balance").

                  (c) The Outstanding Balance shall bear interest at the following per annum rates:

                               Month(s)       Per Annum
                               --------       ---------
                                                Rate:
                                               -----

                                1 and 2         7.0%
                                3 and 4         8.0%

                                5 and 6         9.0%

                                 7 - 9          10.0%
                             10 - Maturity      11.0%
                                 Date


                  (d) On or before the first day of the month following the month in which the Commencement Date occurs, Buyer shall pay Seller the interest that Buyer has accrued from the Commencement Date upon the Outstanding Balance. Thereafter, Buyer shall pay Seller monthly installments of accrued interest commencing on the first day of the second month following the month in which the Commencement Date occurs and continuing on the first day of each subsequent month until said balance and accrued interest are paid in full; provided, however, that unless sooner paid the remaining unpaid principal balance and all accrued interest shall be due and payable on or before the date which is the first anniversary of the Commencement Date (the "Maturity Date").

                  (e) All payments described in this Section 4 shall be paid by Buyer to Seller at 807 E. Turkeyfoot Lake Road, Akron, Ohio 44319, or such other address as Seller may designate from time to time.

                  SECTION 5. PREPAYMENT. Buyer shall have the right to prepay the Purchase Price, in whole or in partial payment of at least Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00), at any time without charge or penalty, provided that Buyer gives to Seller written notice of any such intent to prepay at least ten (10) days prior to making such prepayment and further provided that any partial prepayment applied against the Purchase Price shall be applied in inverse order of the date due, beginning with the last such payment due.

                  SECTION 6. POSSESSION. Buyer shall have possession of the Akron Parcel on the Commencement Date and continuing thereafter so long as Buyer is not in default under this Contract.

                  SECTION 7. UTILITIES. To the extent utilities are not already in Buyer's name, Buyer shall make application for water, gas, electric, telephone and other utility services for the Akron Parcel in the name of Buyer. Buyer shall pay directly to the supplying utilities all amounts billed by the supplying utilities for services used or consumed on the Akron Parcel.

                  SECTION 8. REAL ESTATE TAXES AND ASSESSMENTS. During the term of this Contract, Buyer shall pay all real estate taxes and assessments, both general and special, on the Akron Parcel as bills are rendered without regard to periods covered thereunder accruing on and after the Commencement Date.

                  SECTION 9. INSURANCE; WAIVER OF SUBROGATION. (a) Buyer shall, at its own cost and expense, throughout the term of this Contract maintain on the Akron Parcel (i) commercial general liability insurance for bodily injury and/or property damage in the amount of Two Million and 00/100 Dollars ($2,000,000.00) single limit and Two Million and 00/100 Dollars ($2,000,000.00) per occurrence, and (ii) all-risk fire insurance in an amount equal to 100% of replacement cost (which replacement cost shall be determined by mutual agreement of the parties or, if the parties cannot agree, by an independent appraiser selected by mutual agreement of the parties) and otherwise sufficient to prevent Seller from becoming a co-- insured under said policies of insurance, but in no event less than the unpaid principal balance due under this Contract. Seller and Buyer shall both be named as insured parties in the insurance policies required above, as their interests may appear, and copies of all such policies shall be delivered to Seller on the Commencement Date and thereafter annually.

                  (b) To the extent that no insurance coverage is invalidated and that the right of the waiving party to recover under its insurance is not prejudiced, Seller and Buyer each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under
     Section 9(a) of this Contract, which perils occur in, on, or about the Akron Parcel, whether due to the negligence of Seller or Buyer or their agents, employees, contractors and/or invitees. Seller and Buyer shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Contract. Each policy of insurance will include the waiver of subrogation set forth in this Section 9.

                  SECTION 10. BENEFICIAL OWNERSHIP. On the Commencement Date, beneficial ownership of the Akron Parcel, subject to defeasance only in the event of termination of this Contract, shall be conveyed by Seller to Buyer.

                  SECTION 11. TITLE. The Akron Parcel is currently subject to the liens and encumbrances set forth on Exhibit B attached hereto and made
                                             ---------
     a part hereof. During the term of this Contract, neither Seller nor Buyer shall create, permit or suffer any liens or encumbrances against the Akron Parcel without the prior written consent of the other party, except the lien of current real estate taxes and assessments not yet due and payable and this Contract.

                  SECTION 12. LEGAL TITLE. Seller shall convey to Buyer fee simple title to the Akron Parcel by quit claim deed (the "Deed") on the Transfer Date.

                  SECTION 13. CLOSING. The transaction contemplated by this Contract shall be closed (the "Closing") within three (3) business days after Buyer's payment of the full Purchase Price for the Akron Parcel, Cincinnati Parcel and Winfield Parcel, with interest due thereon and in the manner and at the time as required or permitted by the terms and conditions of this Contract and the Cincinnati Contract and Winfield Contract, and upon Buyer's performance of all other covenants and agreements required of Buyer by the terms and conditions of this Contract and the Cincinnati Contract and Winfield Contract (the "Transfer Date"). Closing shall occur at Midland Title Security, Inc. ("Escrow Agent"), as agent for First American Title Insurance Company ("Title Company"), or at such other location as the parties hereto shall mutually agree. Seller shall do all things necessary to cause Escrow Agent to convey the Akron Parcel to Buyer by filing the Deed with the Summit County, Ohio Recorder.

                      SECTION 14. CLOSING EXPENSES. Except as otherwise provided herein, the following costs and expenses of this transaction shall be chargeable to Buyer at Closing: (a) the escrow fee charged by Escrow Agent, and (b) the recording, conveyance and transfer fees of the Deed.

                  SECTION 15. DUTY TO MAINTAIN; COMPLIANCE WITH LAWS; INDEMNITY. (a) Buyer acknowledges and agrees that the Akron Parcel is in good condition, order and repair, and that Buyer shall, at its own cost and expense, maintain the Akron Parcel in at least as good order and repair as they are in on the date of this Contract, reasonable wear and tear excepted.

                  (b) Buyer shall be responsible for compliance with all applicable statutes, ordinances, rules, regulations and orders governing the Akron Parcel and Buyer's use thereof, or the operation of the business of Buyer on the Akron Parcel.

                  (c) Buyer shall defend, indemnify and hold harmless Seller from and against all losses, claims, damages and expenses resulting from any accident or other occurrence on or about the Akron Parcel resulting in injury or death to any person or damage to any property. The provisions of this Section 15(c) shall survive Closing or the termination or expiration of this Contract.

                  SECTION 16. TENANT ALTERATIONS OR IMPROVEMENTS. (a) Buyer shall not remove or permit the removal from the Akron Parcel of any building or other improvement located thereon or of any other property described herein without first obtaining written consent of Seller, nor shall Buyer commit or permit to be committed any waste of the Premises or of any such building, improvement or other property.

                  (b) Buyer shall not renovate, remodel or alter any building or improvement now or hereafter situated on the Akron Parcel, or construct any additional building, buildings or improvements on the Premises without obtaining Seller's prior written approval of plans for such renovating, remodeling or construction, which approval Seller may withhold in its sole discretion.

                  SECTION 17. CASUALTY. In the event of any damage to or destruction of the Akron Parcel by fire or other casualty during the term of this Contract, Buyer shall restore the Akron Parcel substantially to its condition prior to such damage or destruction to the extent of insurance proceeds payable by reason of such damage or destruction.

                  SECTION 18. EMINENT DOMAIN. Any award or payment received in connection with the exercise of the right of eminent domain, the alteration of the grade of any street, or any other injury to or decrease in the value of the Akron Parcel or any part thereof, shall be the property of Buyer and Buyer shall bear the risk of any such taking, injury or decrease in value.

                  SECTION 19. DEFAULT; REMEDIES. (a) If Buyer shall fail to make payment of any sums due hereunder and shall fail to cure such failure within ten (10) days from the date that such payment is overdue or shall default in the performance of any other obligation or covenant herein for more than thirty (30) days after written notice thereof by Seller to Buyer (or such longer period as is reasonably required to cure such default if Buyer promptly commenced and is diligently pursuing the cure thereof, but in any event such period shall not exceed sixty (60) days); or if an order for relief shall be issued in any bankruptcy or similar proceeding commenced by or against Buyer and such order is not dismissed within sixty
     (60) days; or if a receiver shall be appointed for all or part of Buyer's properties and not dismissed within sixty (60) days after the appointment thereof (each of the foregoing being an "Event of Default"), then and in any such event Seller may at any time thereafter do any one or more of the following to the extent not prohibited by law:

                  (i) Seller shall have the right to assess a late charge of 10% for any sums not paid by the fifteenth (15th) day following the due date of such sum;

                  (ii) Seller shall have the right to cause any defaulted obligation or covenant to be performed, in which event the expense thereof shall at once be due and payable, to be added to and be a part of the then remaining balance of the Purchase Price, and shall draw interest at the rate of fifteen percent (15%) per annum until paid; or

                  (iii) If such Event of Default occurs at any time during the term of this Contract or under the terms of the Cincinnati Contract and/or Winfield Contract, Seller shall have the right to terminate this Contract and recover possession of any or all of the Premises by legal proceeding for forcible entry and detainer or otherwise as may be provided by law.

                  (b) In addition to and without limitation of the foregoing remedies, upon occurrence of an Event of Default that is not cured by Buyer as provided above, Buyer shall reimburse Seller for any and all reasonable costs and expenses incurred by Seller resulting from such Event of Default, including without limitation fees and commissions of any real estate brokers and reasonable attorney's fees as provided below.

                  (c) In the event either party hereto initiates litigation or hires legal counsel to enforce or protect its rights under this Contract, the prevailing party shall be entitled to recover from the unsuccessful party, in addition to any other damages or relief awarded or obtained, all court costs and reasonable attorney's fees incurred in connection with such litigation or action by legal counsel.

                  SECTION 20. BROKERS. Seller and Buyer each represent and warrant to the other that no other broker or finder was in any way involved in the transaction contemplated by this Contract. Each party to this Contract agrees to indemnify, defend and hold harmless the other from all loss, costs, expenses, claims and liabilities (including, without limitation attorneys' fees and expenses) arising from a breach of the warranty of this section. The provisions of this Section 20 shall survive Closing or the expiration or termination of this Contract.

                  SECTION 21. NOTICES. Any notice required or permitted hereunder shall be deemed sufficiently given if made in writing and either delivered in person or deposited, postage prepaid, in the United States certified or registered mail, addressed as follows:

                  To Buyer:                  To Seller:

                  Chempower, Inc.            Holiday Properties
                  87 East Turkeyfoot Lake    3511 Greenburg Road
                  Road                       North Canton, Ohio  44720
                  Akron, Ohio  44319         Attn.: Ernest M. Rochester,
                  Attn: T.J. Kukk,           General Partner
                  President                  Telephone: (330) 494-5282
                  Telephone: (330) 896-4202  Facsimile: (330) 494-1335
                  Facsimile: (330) 896-1866

                  With a copy to:            With a copy to:

                  Reid & Priest LLP          Thompson Hine & Flory LLP
                  40 West 57th Street        3900 Key Center
                  New York, New York  10019  127 Public Square
                  Attn.: Bruce A. Rich,      Cleveland, Ohio  44114-1216
                  Esq.                       Attn.:  Thomas A. Aldrich,
                  Telephone: (212) 603-2000  Esq.
                  Facsimile: (212) 603-2001  Telephone:  (216) 556-5749
                                             Facsimile:  (216) 566-5800

     or to such other address or addresses as Buyer or Seller may designate from time to time by notice to the other.

                  SECTION 22. ENVIRONMENTAL INDEMNIFICATION. Buyer shall defend, indemnify and hold harmless Seller from and against any and all losses, claims, liabilities, damages, demands, fines, costs and expenses (including reasonable legal expenses) of whatever kind and nature resulting from any accident, occurrence or condition caused by the release by Buyer or any third party acting on behalf or at the direction of Buyer of any toxic or hazardous substance or waste in, on, under, about or affecting the Akron Parcel that results in any injury or death to any person or damage to any property (other than damage to property of the type insurable under a standard form all risk fire and extended coverage insurance policy) or which requires the removal or treatment of such hazardous or toxic substance or waste or any other remedial action or fine under the terms of any properly constituted law, regulation, rule or directive of any federal, state or local governmental authority. The provisions of this Section 22 shall survive Closing or the expiration or termination of this Contract.

                  SECTION 23. NO WAIVER. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provisions of this Contract shall be deemed a waiver of a breach of any other provision of this Contract or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

                  SECTION 24. REMEDIES CUMULATIVE. Any and all rights and remedies that either party may have under this Contract or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by said party or not shall be deemed to be in exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

                  SECTION 25. CONTRACT NON-TRANSFERABLE. Neither party shall sell, assign or transfer or permit to be sold, assigned or transferred any of such party's interest in the Premises, in any property described herein or in this Contract without first obtaining the written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed.

                  SECTION 26. BINDING CONTRACT. This Contract shall not be deemed to lack mutuality by virtue of any condition contained herein, whether or not such condition must be fulfilled to the satisfaction of the party for whose benefit it is intended. Each such condition shall be deemed to require the parties to use their good faith efforts to fulfill the same. The parties also hereby mutually acknowledge that, in addition to all other consideration for this Contract, they have received other good and valuable consideration in return for their promise that, pending fulfillment of such conditions, this Contract shall remain in force and binding upon them.

                  SECTION 27. QUADRUPLICATES. This Contract shall be executed in quadruplicate, each of which shall be an original.

                  SECTION 28. RULES OF CONSTRUCTION. This Contract has been reviewed by counsel for each party hereto prior to its execution, and no presumptions or rules of construction shall be applicable by reason of the identity of counsel preparing this Contract. This Contract shall be construed according to its fair meaning and neither for nor against either party.

                  SECTION 29. NOUNS. As used in this Contract, unless the context otherwise specifically requires, the singular includes the plural, and vice versa, and the masculine includes the feminine, and vice versa.

                  SECTION 30. CAPTIONS. The captions used herein are for convenience only and shall not control or affect the meaning of construction of any provisions of this Contract. All references to "Sections" shall be to Sections of this Contract unless otherwise specified.

                  SECTION 31. SUCCESSORS AND ASSIGNS. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, as the case may be.

                  SECTION 32. APPLICABLE LAW. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the state where the Akron Parcel is located.

                  IN WITNESS WHEREOF, Seller and Buyer have executed this Contract as of the date first written above.

          Signed and acknowledged in the     SELLER:
          presence of:
          (both signatures)                  HOLIDAY PROPERTIES


                                             By:
                                                ---------------------------
          --------------------------------   Toomas J. Kukk, General
          Printed name:                      Partner
                       -------------------

                                             And by:
                                                    -----------------------
          --------------------------------   Ernest M. Rochester, General
          Printed name:                      Partner
                       -------------------

          Signed and acknowledged            BUYER:
          in the presence of:
                                             CHEMPOWER, INC.

                                             By:
                                                ---------------------------
          --------------------------------   Toomas J. Kukk, General
          Printed name:                      Partner
                       -------------------



          --------------------------------
          Printed name:
                       -------------------


     STATE OF OHIO       )
                         )  SS:
     COUNTY OF CUYAHOGA  )


                  BEFORE ME, a Notary Public in and for said county and state, personally appeared Toomas J. Kukk and Ernest M. Rochester, the General Partners of Holiday Properties, an Ohio general partnership, who acknowledged that they did sign the foregoing instrument on behalf of said general partnership and the same is their free act and deed and the free act and deed of said general partnership.

                  IN WITNESS WHEREOF, I hereunto set my hand this 28th day of February, 1997.


     [seal]
                                   ---------------------------------------------
                                   Notary Public
                                   My commission expires:
                                                         -----------------------



     STATE OF OHIO       )
                         )  SS:
     COUNTY OF CUYAHOGA  )


                  BEFORE ME, a Notary Public in and for said county and state, personally appeared Toomas J. Kukk, the President of Chempower, Inc., an Ohio corporation, who acknowledged that he did sign the foregoing instrument on behalf of said corporation and the same is his free act and deed and the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I hereunto set my hand this 28th day of February, 1997.


     [seal]

                                   ---------------------------------------------
                                   Notary Public
                                   My commission expires:
                                                         -----------------------




     This instrument prepared by:

     Thompson Hine & Flory LLP
     3900 Key Center
     127 Public Square
     Cleveland, Ohio 44114-1216


                              LAND INSTALLMENT CONTRACT


                  THIS LAND INSTALLMENT CONTRACT (this "Contract") is entered into at Cleveland, Ohio, as of this 28th day of February, 1997 (the "Commencement Date"), by and between HOLIDAY PROPERTIES, an Ohio general partnership ("Seller"), and CHEMPOWER, INC., an Ohio corporation ("Buyer").


                                       RECITALS
                                       --------

                  A. Seller is the fee simple owner of certain real property commonly known as 3600 Cardiff Avenue, Cincinnati, Ohio, and more particularly described in Exhibit A attached hereto and incorporated
                               ---------
     herein, together with any and all rights, privileges, easements, appurtenances and hereditaments belonging thereto and all buildings and improvements situated thereon, together with the following items currently located in or on such property: all components of the electrical, heating, air conditioning, plumbing and bathroom systems; all built-in equipment (collectively referred to as the "Cincinnati Parcel").

                  B. Seller, as vendor, and Buyer, as vendee, have entered into that certain land installment contract (the "Akron Contract") for the purchase and sale of that certain real property and improvements commonly known as 807 East Turkeyfoot Lake Road, Akron, Ohio, and more particularly described in the Akron Contract (the "Akron Parcel").

                  C. Seller, as vendor, and Buyer, as vendee, have entered into that certain land installment contract (the "Winfield Contract") for the purchase and sale of that certain real property and improvements commonly known as 6050 West Virginia State Route 34, Winfield, West Virginia, and more particularly described in the Winfield Contract (the "Winfield Parcel").

                  D. Buyer desires to purchase from Seller the Cincinnati Parcel and Seller desires to sell to Buyer the Cincinnati Parcel under the terms of this Contract.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged by this Purchase Agreement, the parties hereto agree to the following:

                  SECTION 1. THE PARCEL. (a) In consideration of the mutual promises contained herein, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase and pay for, upon the provisions, terms, and conditions of this Contract, the Cincinnati Parcel.

                  SECTION 2. CONDITION OF THE CINCINNATI PARCEL. Buyer acknowledges and agrees that Seller has made no representation or warranty whatsoever, express or implied, as to the condition, quantity, design, merchantability, fitness or quality of the Cincinnati Parcel, or any portion thereof. Buyer agrees to accept the Cincinnati Parcel and all portions thereof on the Transfer Date (as defined hereinbelow) "AS IS" and "WITH ALL FAULTS," subject to all defects therein, concealed or otherwise, and whether known or unknown to Seller, it being expressly understood and agreed that Buyer has relied solely on its own inspections, examinations and evaluations of the Cincinnati Parcel. Buyer (and anyone claiming by, through, or under Buyer) hereby fully and finally releases Seller from any and all claims that Buyer may now have or hereafter acquire against Seller for any cost, loss, liability, damage, expense, demand, action, or cause of action, relating to or arising from any failure of Seller to disclose any matter with respect to the Cincinnati Parcel, any construction defects, errors, omissions, or other conditions affecting the Cincinnati Parcel and arising out of or resulting from any errors, omissions, or defects in the Cincinnati Parcel including (without limitation) any and all liability for any release of hazardous substances, pollutants, or contaminants from any source whatsoever and whenever occurring. Buyer further acknowledges and agrees that this release shall be given full force and effect according to each of its express terms and provisions, including but not limited to those relating to unknown and suspected claims, damages, and causes of action. This waiver and release of claims shall survive termination or expiration of this Contract and closing ("Closing") of the transaction contemplated herein.

                  SECTION 3. PURCHASE PRICE. The purchase price for the Cincinnati Parcel shall be Six Hundred Thousand and No/100 Dollars ($600,000.00) (the "Purchase Price"). The Purchase Price provided for above shall be in addition to, and over and above, all payments to be made by Buyer for real estate taxes and assessments, insurance and utilities as hereinafter provided in this Contract and such Purchase Price shall be absolutely net to Seller except as and to the extent specifically provided in this Contract. Seller and Buyer hereby acknowledge and agree that the transaction contemplated under this Contract is not a consumer transaction.

                  SECTION 4. PAYMENT OF THE PURCHASE PRICE. The Purchase Price shall be payable under the following terms and conditions and in the following manner:

                  (a) On the Commencement Date, Buyer shall pay Seller the sum of Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($66,666.00) (the "Downpayment"), as downpayment against and to be applied toward the Purchase Price.

                  (b) The outstanding principal balance of the Purchase Price (after deduction of the Downpayment) as of the Commencement Date is Five Hundred Thirty-Three Thousand Three Hundred Thirty-Four and No/100 Dollars ($533,334.00) (the "Outstanding Balance").

                  (c) The Outstanding Balance shall bear interest at the following per annum rates:

                               Month(s)       Per Annum
                               --------       ---------
                                                Rate:
                                               -----

                                1 and 2         7.0%
                                3 and 4         8.0%

                                5 and 6         9.0%

                                 7 - 9          10.0%
                             10 - Maturity      11.0%
                                 Date

                  (d) On or before the first day of the month following the month in which the Commencement Date occurs, Buyer shall pay Seller the interest that Buyer has accrued from the Commencement Date upon the Outstanding Balance. Thereafter, Buyer shall pay Seller monthly installments of accrued interest commencing on the first day of the second month following the month in which the Commencement Date occurs and continuing on the first day of each subsequent month until said balance and accrued interest are paid in full; provided, however, that unless sooner paid the remaining unpaid principal balance and all accrued interest shall be due and payable on or before the date which is the first anniversary of the Commencement Date (the "Maturity Date").

                  (e) All payments described in this Section 4 shall be paid by Buyer to Seller at 807 E. Turkeyfoot Lake Road, Akron, Ohio 44319, or such other address as Seller may designate from time to time.

                  SECTION 5. PREPAYMENT. Buyer shall have the right to prepay the Purchase Price, in whole or in partial payment of at least One Hundred Fifty Thousand and No/100 Dollars ($150,000.00), at any time without charge or penalty, provided that Buyer gives to Seller written notice of any such intent to prepay at least ten (10) days prior to making such prepayment and further provided that any partial prepayment applied against the Purchase Price shall be applied in inverse order of the date due, beginning with the last such payment due.

                  SECTION 6. POSSESSION. Buyer shall have possession of the Cincinnati Parcel on the Commencement Date and continuing thereafter so long as Buyer is not in default under this Contract.

                  SECTION 7. UTILITIES. To the extent utilities are not already in Buyer's name, Buyer shall make application for water, gas, electric, telephone and other utility services for the Cincinnati Parcel in the name of Buyer. Buyer shall pay directly to the supplying utilities all amounts billed by the supplying utilities for services used or consumed on the Cincinnati Parcel.

                  SECTION 8. REAL ESTATE TAXES AND ASSESSMENTS. During the term of this Contract, Buyer shall pay all real estate taxes and assessments, both general and special, on the Cincinnati Parcel as bills are rendered without regard to periods covered thereunder accruing on and after the Commencement Date.

                  SECTION 9. INSURANCE; WAIVER OF SUBROGATION. (a) Buyer shall, at its own cost and expense, throughout the term of this Contract maintain on the Cincinnati Parcel (i) commercial general liability insurance for bodily injury and/or property damage in the amount of Two Million and 00/100 Dollars ($2,000,000.00) single limit and Two Million and 00/100 Dollars ($2,000,000.00) per occurrence, and (ii) all-risk fire insurance in an amount equal to 100% of replacement cost (which replacement cost shall be determined by mutual agreement of the parties or, if the parties cannot agree, by an independent appraiser selected by mutual agreement of the parties) and otherwise sufficient to prevent Seller from becoming a co-insured under said policies of insurance, but in no event less than the unpaid principal balance due under this Contract. Seller and Buyer shall both be named as insured parties in the insurance policies required above, as their interests may appear, and copies of all such policies shall be delivered to Seller on the Commencement Date and thereafter annually.

                  (b) To the extent that no insurance coverage is invalidated and that the right of the waiving party to recover under its insurance is not prejudiced, Seller and Buyer each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under
     Section 9(a) of this Contract, which perils occur in, on, or about the Cincinnati Parcel, whether due to the negligence of Seller or Buyer or their agents, employees, contractors and/or invitees. Seller and Buyer shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Contract. Each policy of insurance will include the waiver of subrogation set forth in this Section 9.

                  SECTION 10. BENEFICIAL OWNERSHIP. On the Commencement Date, beneficial ownership of the Cincinnati Parcel, subject to defeasance only in the event of termination of this Contract, shall be conveyed by Seller to Buyer.

                  SECTION 11. TITLE. The Cincinnati Parcel is currently subject to the liens and encumbrances set forth on Exhibit B attached
                                                        ---------
     hereto and made a part hereof. During the term of this Contract, neither Seller nor Buyer shall create, permit or suffer any liens or encumbrances against the Cincinnati Parcel without the prior written consent of the other party, except the lien of current real estate taxes and assessments not yet due and payable and this Contract.

                  SECTION 12. LEGAL TITLE. Seller shall convey to Buyer fee simple title to the Cincinnati Parcel by quit claim deed (the "Deed") on the Transfer Date.

                  SECTION 13. CLOSING. The transaction contemplated by this Contract shall be closed (the "Closing") within three (3) business days after Buyer's payment of the full Purchase Price for the Cincinnati Parcel, Akron Parcel and Winfield Parcel, with interest due thereon and in the manner and at the time as required or permitted by the terms and conditions of this Contract and the Akron Contract and Winfield Contract, and upon Buyer's performance of all other covenants and agreements required of Buyer by the terms and conditions of this Contract and the Akron Contract and Winfield Contract (the "Transfer Date"). Closing shall occur at Midland Title Security, Inc. ("Escrow Agent"), as agent for First American Title Insurance Company ("Title Company"), or at such other location as the parties hereto shall mutually agree. Seller shall do all things necessary to cause Escrow Agent to convey the Cincinnati Parcel to Buyer by filing the Deed with the Hamilton County, Ohio Recorder.

                  SECTION 14. CLOSING EXPENSES. Except as otherwise provided herein, the following costs and expenses of this transaction shall be chargeable to Buyer at Closing: (a) the escrow fee charged by Escrow Agent, and (b) the recording, conveyance and transfer fees of the Deed.

                  SECTION 15. DUTY TO MAINTAIN; COMPLIANCE WITH LAWS; INDEMNITY. (a) Buyer acknowledges and agrees that the Cincinnati Parcel is in good condition, order and repair, and that Buyer shall, at its own cost and expense, maintain the Cincinnati Parcel in at least as good order and repair as they are in on the date of this Contract, reasonable wear and tear excepted.

                  (b) Buyer shall be responsible for compliance with all applicable statutes, ordinances, rules, regulations and orders governing the Cincinnati Parcel and Buyer's use thereof, or the operation of the business of Buyer on the Cincinnati Parcel.

                  (c) Buyer shall defend, indemnify and hold harmless Seller from and against all losses, claims, damages and expenses resulting from any accident or other occurrence on or about the Cincinnati Parcel resulting in injury or death to any person or damage to any property. The provisions of this Section 15(c) shall survive Closing or the termination or expiration of this Contract.

                  SECTION 16. TENANT ALTERATIONS OR IMPROVEMENTS. (a) Buyer shall not remove or permit the removal from the Cincinnati Parcel of any building or other improvement located thereon or of any other property described herein without first obtaining written consent of Seller, nor shall Buyer commit or permit to be committed any waste of the Premises or of any such building, improvement or other property.

                  (b) Buyer shall not renovate, remodel or alter any building or improvement now or hereafter situated on the Cincinnati Parcel, or construct any additional building, buildings or improvements on the Premises without obtaining Seller's prior written approval of plans for such renovating, remodeling or construction, which approval Seller may withhold in its sole discretion.

                  SECTION 17. CASUALTY. In the event of any damage to or destruction of the Cincinnati Parcel by fire or other casualty during the term of this Contract, Buyer shall restore the Cincinnati Parcel substantially to its condition prior to such damage or destruction to the extent of insurance proceeds payable by reason of such damage or destruction.

                  SECTION 18. EMINENT DOMAIN. Any award or payment received in connection with the exercise of the right of eminent domain, the alteration of the grade of any street, or any other injury to or decrease in the value of the Cincinnati Parcel or any part thereof, shall be the property of Buyer and Buyer shall bear the risk of any such taking, injury or decrease in value.

                  SECTION 19. DEFAULT; REMEDIES. (a) If Buyer shall fail to make payment of any sums due hereunder and shall fail to cure such failure within ten (10) days from the date that such payment is overdue or shall default in the performance of any other obligation or covenant herein for more than thirty (30) days after written notice thereof by Seller to Buyer (or such longer period as is reasonably required to cure such default if Buyer promptly commenced and is diligently pursuing the cure thereof, but in any event such period shall not exceed sixty (60) days); or if an order for relief shall be issued in any bankruptcy or similar proceeding commenced by or against Buyer and such order is not dismissed within sixty
     (60) days; or if a receiver shall be appointed for all or part of Buyer's properties and not dismissed within sixty (60) days after the appointment thereof (each of the foregoing being an "Event of Default"), then and in any such event Seller may at any time thereafter do any one or more of the following to the extent not prohibited by law:

                  (i) Seller shall have the right to assess a late charge of 10% for any sums not paid by the fifteenth (15th) day following the due date of such sum;

                  (ii) Seller shall have the right to cause any defaulted obligation or covenant to be performed, in which event the expense thereof shall at once be due and payable, to be added to and be a part of the then remaining balance of the Purchase Price, and shall draw interest at the rate of fifteen percent (15%) per annum until paid; or


                  (iii) If such Event of Default occurs at any time during the term of this Contract or under the terms of the Akron Contract and/or Winfield Contract, Seller shall have the right to terminate this Contract and recover possession of any or all of the Premises by legal proceeding for forcible entry and detainer or otherwise as may be provided by law.

                  (b) In addition to and without limitation of the foregoing remedies, upon occurrence of an Event of Default that is not cured by Buyer as provided above, Buyer shall reimburse Seller for any and all reasonable costs and expenses incurred by Seller resulting from such Event of Default, including without limitation fees and commissions of any real estate brokers and reasonable attorney's fees as provided below.

                  (c) In the event either party hereto initiates litigation or hires legal counsel to enforce or protect its rights under this Contract, the prevailing party shall be entitled to recover from the unsuccessful party, in addition to any other damages or relief awarded or obtained, all court costs and reasonable attorney's fees incurred in connection with such litigation or action by legal counsel.

                  SECTION 20. BROKERS. Seller and Buyer each represent and warrant to the other that no other broker or finder was in any way involved in the transaction contemplated by this Contract. Each party to this Contract agrees to indemnify, defend and hold harmless the other from all loss, costs, expenses, claims and liabilities (including, without limitation attorneys' fees and expenses) arising from a breach of the warranty of this section. The provisions of this Section 20 shall survive Closing or the expiration or termination of this Contract.

                  SECTION 21. NOTICES. Any notice required or permitted hereunder shall be deemed sufficiently given if made in writing and either delivered in person or deposited, postage prepaid, in the United States certified or registered mail, addressed as follows:

                  To Buyer:                  To Seller:

                  Chempower, Inc.            Holiday Properties
                  87 East Turkeyfoot Lake    3511 Greenburg Road
                  Road                       North Canton, Ohio  44720
                  Akron, Ohio  44319         Attn.: Ernest M. Rochester,
                  Attn: T.J. Kukk,           General Partner
                  President                  Telephone: (330) 494-5282
                  Telephone: (330) 896-4202  Facsimile: (330) 494-1335
                  Facsimile: (330) 896-1866

                  With a copy to:            With a copy to:

                  Reid & Priest LLP          Thompson Hine & Flory LLP
                  40 West 57th Street        3900 Key Center
                  New York, New York  10019  127 Public Square
                  Attn.: Bruce A. Rich,      Cleveland, Ohio  44114-1216
                  Esq.                       Attn.:  Thomas A. Aldrich,
                  Telephone: (212) 603-2000  Esq.
                  Facsimile: (212) 603-2001  Telephone:  (216) 556-5749
                                             Facsimile:  (216) 566-5800

     or to such other address or addresses as Buyer or Seller may designate from time to time by notice to the other.

                  SECTION 22. ENVIRONMENTAL INDEMNIFICATION. Buyer shall defend, indemnify and hold harmless Seller from and against any and all losses, claims, liabilities, damages, demands, fines, costs and expenses (including reasonable legal expenses) of whatever kind and nature resulting from any accident, occurrence or condition caused by the release by Buyer or any third party acting on behalf or at the direction of Buyer of any toxic or hazardous substance or waste in, on, under, about or affecting the Cincinnati Parcel that results in any injury or death to any person or damage to any property (other than damage to property of the type insurable under a standard form all-risk fire and extended coverage insurance policy) or which requires the removal or treatment of such hazardous or toxic substance or waste or any other remedial action or fine under the terms of any properly constituted law, regulation, rule or directive of any federal, state or local governmental authority. The provisions of this Section 22 shall survive Closing or the expiration or termination of this Contract.

                  SECTION 23. NO WAIVER. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provisions of this Contract shall be deemed a waiver of a breach of any other provision of this Contract or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

                  SECTION 24. REMEDIES CUMULATIVE. Any and all rights and remedies that either party may have under this Contract or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by said party or not shall be deemed to be in exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

                  SECTION 25. CONTRACT NON-TRANSFERABLE. Neither party shall sell, assign or transfer or permit to be sold, assigned or transferred any of such party's interest in the Premises, in any property described herein or in this Contract without first obtaining the written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed.

                  SECTION 26. BINDING CONTRACT. This Contract shall not be deemed to lack mutuality by virtue of any condition contained herein, whether or not such condition must be fulfilled to the satisfaction of the party for whose benefit it is intended. Each such condition shall be deemed to require the parties to use their good faith efforts to fulfill the same. The parties also hereby mutually acknowledge that, in addition to all other consideration for this Contract, they have received other good and valuable consideration in return for their promise that, pending fulfillment of such conditions, this Contract shall remain in force and binding upon them.

                  SECTION 27. QUADRUPLICATES. This Contract shall be executed in quadruplicate, each of which shall be an original.

                  SECTION 28. RULES OF CONSTRUCTION. This Contract has been reviewed by counsel for each party hereto prior to its execution, and no presumptions or rules of construction shall be applicable by reason of the identity of counsel preparing this Contract. This Contract shall be construed according to its fair meaning and neither for nor against either party.

                  SECTION 29. NOUNS. As used in this Contract, unless the context otherwise specifically requires, the singular includes the plural, and vice versa, and the masculine includes the feminine, and vice versa.

                  SECTION 30. CAPTIONS. The captions used herein are for convenience only and shall not control or affect the meaning of construction of any provisions of this Contract. All references to "Sections" shall be to Sections of this Contract unless otherwise specified.

                  SECTION 31. SUCCESSORS AND ASSIGNS. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, as the case may be.

                  SECTION 32. APPLICABLE LAW. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the state where the Cincinnati Parcel is located.

                  IN WITNESS WHEREOF, Seller and Buyer have executed this Contract as of the date first written above.

          Signed and acknowledged in the     SELLER:
          presence of:
          (both signatures)                  HOLIDAY PROPERTIES


                                             By:
                                                ---------------------------
          --------------------------------   Toomas J. Kukk, General
          Printed name:                      Partner
                       -------------------

                                             And by:
                                                    -----------------------
          --------------------------------   Ernest M. Rochester, General
          Printed name:                      Partner
                       -------------------

          Signed and acknowledged            BUYER:
          in the presence of:
                                             CHEMPOWER, INC.

                                             By:
                                                ---------------------------
          --------------------------------   Toomas J. Kukk, General
          Printed name:                      Partner
                       -------------------



          --------------------------------
          Printed name:
                       -------------------


     STATE OF OHIO       )
                         )  SS:
     COUNTY OF CUYAHOGA  )


                  BEFORE ME, a Notary Public in and for said county and state, personally appeared Toomas J. Kukk and Ernest M. Rochester, the General Partners of Holiday Properties, an Ohio general partnership, who acknowledged that they did sign the foregoing instrument on behalf of said general partnership and the same is their free act and deed and the free act and deed of said general partnership

                      IN WITNESS WHEREOF, I hereunto set my hand this 28th day of February, 1997.


     [seal]
                                   ---------------------------------------------
                                   Notary Public
                                   My commission expires:
                                                        -----------------------

     STATE OF OHIO       )
                         )  SS:
     COUNTY OF CUYAHOGA  )


                  BEFORE ME, a Notary Public in and for said county and state, personally appeared Toomas J. Kukk, the President of Chempower, Inc., an Ohio corporation, who acknowledged that he did sign the foregoing instrument on behalf of said corporation and the same is his free act and deed and the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I hereunto set my hand this 28th day of February, 1997.


     [seal]
                                   ---------------------------------------------
                                   Notary Public
                                   My commission expires:
                                                         -----------------------




     This instrument prepared by:

     Thompson Hine & Flory LLP
     3900 Key Center
     127 Public Square
     Cleveland, Ohio 44114-1216


                              LAND INSTALLMENT CONTRACT


                  THIS LAND INSTALLMENT CONTRACT (this "Contract") is entered into at Cleveland, Ohio, as of this 28th day of February, 1997 (the "Commencement Date"), by and between HOLIDAY PROPERTIES, an Ohio general partnership ("Seller"), and CHEMPOWER, INC., an Ohio corporation ("Buyer").


                                       RECITALS
                                       --------

                  A. Seller is the fee simple owner of certain real property commonly known as 6050 West Virginia State Route 34, Winfield, West Virginia, and more particularly described in Exhibit A attached hereto and
                                                  ---------
     incorporated herein, together with any and all rights, privileges, easements, appurtenances and hereditaments belonging thereto and all buildings and improvements situated thereon, together with the following items currently located in or on such property: all components of the electrical, heating, air conditioning, plumbing and bathroom systems; all built-in equipment (collectively referred to as the "Winfield Parcel").

                  B. Seller, as vendor, and Buyer, as vendee, have entered into that certain land installment contract (the "Akron Contract") for the purchase and sale of that certain real property and improvements commonly known as 807 East Turkeyfoot Lake Road, Akron, Ohio, and more particularly described in the Akron Contract (the "Akron Parcel").

                  C. Seller, as vendor, and Buyer, as vendee, have entered into that certain land installment contract (the "Cincinnati Contract") for the purchase and sale of that certain real property and improvements commonly known as 3600 Cardiff Avenue, Cincinnati, Ohio, and more particularly described in the Cincinnati Contract (the "Cincinnati Parcel").

                  D. Buyer desires to purchase from Seller the Winfield Parcel and Seller desires to sell to Buyer the Winfield Parcel under the terms of this Contract.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged by this Purchase Agreement, the parties hereto agree to the following:

                  SECTION 1. THE PARCEL. (a) In consideration of the mutual promises contained herein, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase and pay for, upon the provisions, terms, and conditions of this Contract, the Winfield Parcel.

                  SECTION 2. CONDITION OF THE WINFIELD PARCEL. Buyer acknowledges and agrees that Seller has made no representation or warranty whatsoever, express or implied, as to the condition, quantity, design, merchantability, fitness or quality of the Winfield Parcel, or any portion thereof. Buyer agrees to accept the Winfield Parcel and all portions thereof on the Transfer Date (as defined hereinbelow) "AS IS" and "WITH ALL FAULTS," subject to all defects therein, concealed or otherwise, and whether known or unknown to Seller, it being expressly understood and agreed that Buyer has relied solely on its own inspections, examinations and evaluations of the Winfield Parcel. Buyer (and anyone claiming by, through, or under Buyer) hereby fully and finally releases Seller from any and all claims that Buyer may now have or hereafter acquire against Seller for any cost, loss, liability, damage, expense, demand, action, or cause of action, relating to or arising from any failure of Seller to disclose any matter with respect to the Winfield Parcel, any construction defects, errors, omissions, or other conditions affecting the Winfield Parcel and arising out of or resulting from any errors, omissions, or defects in the Winfield Parcel including (without limitation) any and all liability for any release of hazardous substances, pollutants, or contaminants from any source whatsoever and whenever occurring. Buyer further acknowledges and agrees that this release shall be given full force and effect according to each of its express terms and provisions, including but not limited to those relating to unknown and suspected claims, damages, and causes of action. This waiver and release of claims shall survive termination or expiration of this Contract and closing ("Closing") of the transaction contemplated herein.

                  SECTION 3. PURCHASE PRICE. The purchase price for the Winfield Parcel shall be Two Million Four Hundred Thousand and No/100 Dollars ($2,400,000.00) (the "Purchase Price"). The Purchase Price provided for above shall be in addition to, and over and above, all payments to be made by Buyer for real estate taxes and assessments, insurance and utilities as hereinafter provided in this Contract and such Purchase Price shall be absolutely net to Seller except as and to the extent specifically provided in this Contract. Seller and Buyer hereby acknowledge and agree that the transaction contemplated under this Contract is not a consumer transaction.

                  SECTION 4. PAYMENT OF THE PURCHASE PRICE. The Purchase Price shall be payable under the following terms and conditions and in the following manner:

                  (a) On the Commencement Date, Buyer shall pay Seller the sum of Two Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($266,667.00) (the "Downpayment"), as downpayment against and to be applied toward the Purchase Price.

                  (b) The outstanding principal balance of the Purchase Price (after deduction of the Downpayment) as of the Commencement Date is Two Million One Hundred Thirty-Three Thousand Three Hundred Thirty-Three and No/100 Dollars ($2,133,333.00) (the "Outstanding Balance").

                  (c) The Outstanding Balance shall bear interest at the following per annum rates:

                               Month(s)       Per Annum
                               --------       ---------
                                                Rate:
                                               -----

                                1 and 2         7.0%
                                3 and 4         8.0%

                                5 and 6         9.0%

                                 7 - 9          10.0%
                             10 - Maturity      11.0%
                                 Date

                  (d) On or before the first day of the month following the month in which the Commencement Date occurs, Buyer shall pay Seller the interest that Buyer has accrued from the Commencement Date upon the Outstanding Balance. Thereafter, Buyer shall pay Seller monthly installments of accrued interest commencing on the first day of the second month following the month in which the Commencement Date occurs and continuing on the first day of each subsequent month until said balance and accrued interest are paid in full; provided, however, that unless sooner paid the remaining unpaid principal balance and all accrued interest shall be due and payable on or before the date which is the first anniversary of the Commencement Date (the "Maturity Date").

                  (e) All payments described in this Section 4 shall be paid by Buyer to Seller at 807 E. Turkeyfoot Lake Road, Akron, Ohio 44319, or such other address as Seller may designate from time to time.

                  SECTION 5. PREPAYMENT. Buyer shall have the right to prepay the Purchase Price, in whole or in partial payment of at least Six Hundred Thousand and No/100 Dollars ($600,000.00), at any time without charge or penalty, provided that Buyer gives to Seller written notice of any such intent to prepay at least ten (10) days prior to making such prepayment and further provided that any partial prepayment applied against the Purchase Price shall be applied in inverse order of the date due, beginning with the last such payment due.

                  SECTION 6. POSSESSION. Buyer shall have possession of the Winfield Parcel on the Commencement Date and continuing thereafter so long as Buyer is not in default under this Contract.

                  SECTION 7. UTILITIES. To the extent utilities are not already in Buyer's name, Buyer shall make application for water, gas, electric, telephone and other utility services for the Winfield Parcel in the name of Buyer. Buyer shall pay directly to the supplying utilities all amounts billed by the supplying utilities for services used or consumed on the Winfield Parcel.

                  SECTION 8. REAL ESTATE TAXES AND ASSESSMENTS. During the term of this Contract, Buyer shall pay all real estate taxes and assessments, both general and special, on the Winfield Parcel as bills are rendered without regard to periods covered thereunder accruing on and after the Commencement Date.

                  SECTION 9. INSURANCE; WAIVER OF SUBROGATION. (a) Buyer shall, at its own cost and expense, throughout the term of this Contract maintain on the Winfield Parcel (i) commercial general liability insurance for bodily injury and/or property damage in the amount of Two Million and 00/100 Dollars ($2,000,000.00) single limit and Two Million and 00/100 Dollars ($2,000,000.00) per occurrence, and (ii) all-risk fire insurance in an amount equal to 100% of replacement cost (which replacement cost shall be determined by mutual agreement of the parties or, if the parties cannot agree, by an independent appraiser selected by mutual agreement of the parties) and otherwise sufficient to prevent Seller from becoming a co-- insured under said policies of insurance, but in no event less than the unpaid principal balance due under this Contract. Seller and Buyer shall both be named as insured parties in the insurance policies required above, as their interests may appear, and copies of all such policies shall be delivered to Seller on the Commencement Date and thereafter annually.

                    (b) To the extent that no insurance coverage is invalidated and that the right of the waiving party to recover under its insurance is not prejudiced, Seller and Buyer each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under
     Section 9(a) of this Contract, which perils occur in, on, or about the Winfield Parcel, whether due to the negligence of Seller or Buyer or their agents, employees, contractors and/or invitees. Seller and Buyer shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Contract. Each policy of insurance will include the waiver of subrogation set forth in this Section 9.

                  SECTION 10. BENEFICIAL OWNERSHIP. On the Commencement Date, beneficial ownership of the Winfield Parcel, subject to defeasance only in the event of termination of this Contract, shall be conveyed by Seller to Buyer.

                  SECTION 11. TITLE. The Winfield Parcel is currently subject to the liens and encumbrances set forth on Exhibit B attached hereto and
                                                ---------
     made a part hereof. During the term of this Contract, neither Seller nor Buyer shall create, permit or suffer any liens or encumbrances against the Winfield Parcel without the prior written consent of the other party, except the lien of current real estate taxes and assessments not yet due and payable and this Contract.

                  SECTION 12. LEGAL TITLE. Seller shall convey to Buyer fee simple title to the Winfield Parcel by quit claim deed (the "Deed") on the Transfer Date.

                  SECTION 13. CLOSING. The transaction contemplated by this Contract shall be closed (the "Closing") within three (3) business days after Buyer's payment of the full Purchase Price for the Winfield Parcel, Akron Parcel and Cincinnati Parcel, with interest due thereon and in the manner and at the time as required or permitted by the terms and conditions of this Contract and the Akron Contract and Cincinnati Contract, and upon Buyer's performance of all other covenants and agreements required of Buyer by the terms and conditions of this Contract and the Akron Contract and Cincinnati Contract (the "Transfer Date"). Closing shall occur at Midland Title Security, Inc. ("Escrow Agent"), as agent for First American Title Insurance Company ("Title Company"), or at such other location as the parties hereto shall mutually agree. Seller shall do all things necessary to cause Escrow Agent to convey the Winfield Parcel to Buyer by filing the Deed with the Putnam County, West Virginia Recorder.

                  SECTION 14. CLOSING EXPENSES. Except as otherwise provided herein, the following costs and expenses of this transaction shall be chargeable to Buyer at Closing: (a) the escrow fee charged by Escrow Agent, and (b) the recording, conveyance and transfer fees of the Deed.

                  SECTION 15. DUTY TO MAINTAIN; COMPLIANCE WITH LAWS; INDEMNITY. (a) Buyer acknowledges and agrees that the Winfield Parcel is in good condition, order and repair, and that Buyer shall, at its own cost and expense, maintain the Winfield Parcel in at least as good order and repair as they are in on the date of this Contract, reasonable wear and tear excepted.

                  (b) Buyer shall be responsible for compliance with all applicable statutes, ordinances, rules, regulations and orders governing the Winfield Parcel and Buyer's use thereof, or the operation of the business of Buyer on the Winfield Parcel.

                  (c) Buyer shall defend, indemnify and hold harmless Seller from and against all losses, claims, damages and expenses resulting from any accident or other occurrence on or about the Winfield Parcel resulting in injury or death to any person or damage to any property. The provisions of this Section 15(c) shall survive Closing or the termination or expiration of this Contract.

                  SECTION 16. TENANT ALTERATIONS OR IMPROVEMENTS. (a) Buyer shall not remove or permit the removal from the Winfield Parcel of any building or other improvement located thereon or of any other property described herein without first obtaining written consent of Seller, nor shall Buyer commit or permit to be committed any waste of the Premises or of any such building, improvement or other property.

                  (b) Buyer shall not renovate, remodel or alter any building or improvement now or hereafter situated on the Winfield Parcel, or construct any additional building, buildings or improvements on the Premises without obtaining Seller's prior written approval of plans for such renovating, remodeling or construction, which approval Seller may withhold in its sole discretion.

                  SECTION 17. CASUALTY. In the event of any damage to or destruction of the Winfield Parcel by fire or other casualty during the term of this Contract, Buyer shall restore the Winfield Parcel substantially to its condition prior to such damage or destruction to the extent of insurance proceeds payable by reason of such damage or destruction.

                  SECTION 18. EMINENT DOMAIN. Any award or payment received in connection with the exercise of the right of eminent domain, the alteration of the grade of any street, or any other injury to or decrease in the value of the Winfield Parcel or any part thereof, shall be the property of Buyer and Buyer shall bear the risk of any such taking, injury or decrease in value.

                  SECTION 19. DEFAULT; REMEDIES. (a) If Buyer shall fail to make payment of any sums due hereunder and shall fail to cure such failure within ten (10) days from the date that such payment is overdue or shall default in the performance of any other obligation or covenant herein for more than thirty (30) days after written notice thereof by Seller to Buyer (or such longer period as is reasonably required to cure such default if Buyer promptly commenced and is diligently pursuing the cure thereof, but in any event such period shall not exceed sixty (60) days); or if an order for relief shall be issued in any bankruptcy or similar proceeding commenced by or against Buyer and such order is not dismissed within sixty
     (60) days; or if a receiver shall be appointed for all or part of Buyer's properties and not dismissed within sixty (60) days after the appointment thereof (each of the foregoing being an "Event of Default"), then and in any such event Seller may at any time thereafter do any one or more of the following to the extent not prohibited by law:

                  (i) Seller shall have the right to assess a late charge of 10% for any sums not paid by the fifteenth (15th) day following the due date of such sum;

                  (ii) Seller shall have the right to cause any defaulted obligation or covenant to be performed, in which event the expense thereof shall at once be due and payable, to be added to and be a part of the then remaining balance of the Purchase Price, and shall draw interest at the rate of fifteen percent (15%) per annum until paid; or

                  (iii) If such Event of Default occurs at any time during the term of this Contract or under the terms of the Akron Contract and/or Cincinnati Contract, Seller shall have the right to terminate this Contract and recover possession of any or all of the Premises by legal proceeding for forcible entry and detainer or otherwise as may be provided by law.

                  (b) In addition to and without limitation of the foregoing remedies, upon occurrence of an Event of Default that is not cured by Buyer as provided above, Buyer shall reimburse Seller for any and all reasonable costs and expenses incurred by Seller resulting from such Event of Default, including without limitation fees and commissions of any real estate brokers and reasonable attorney's fees as provided below.

                  (c) In the event either party hereto initiates litigation or hires legal counsel to enforce or protect its rights under this Contract, the prevailing party shall be entitled to recover from the unsuccessful party, in addition to any other damages or relief awarded or obtained, all court costs and reasonable attorney's fees incurred in connection with such litigation or action by legal counsel.

                  SECTION 20. BROKERS. Seller and Buyer each represent and warrant to the other that no other broker or finder was in any way involved in the transaction contemplated by this Contract. Each party to this Contract agrees to indemnify, defend and hold harmless the other from all loss, costs, expenses, claims and liabilities (including, without limitation attorneys' fees and expenses) arising from a breach of the warranty of this section. The provisions of this Section 20 shall survive Closing or the expiration or termination of this Contract.

                  SECTION 21. NOTICES. Any notice required or permitted hereunder shall be deemed sufficiently given if made in writing and either delivered in person or deposited, postage prepaid, in the United States certified or registered mail, addressed as follows:

                  To Buyer:                  To Seller:

                  Chempower, Inc.            Holiday Properties
                  87 East Turkeyfoot Lake    3511 Greenburg Road
                  Road                       North Canton, Ohio  44720
                  Akron, Ohio  44319         Attn.: Ernest M. Rochester,
                  Attn: T.J. Kukk,           General Partner
                  President                  Telephone: (330) 494-5282
                  Telephone: (330) 896-4202  Facsimile: (330) 494-1335
                  Facsimile: (330) 896-1866

                  With a copy to:            With a copy to:

                  Reid & Priest LLP          Thompson Hine & Flory LLP
                  40 West 57th Street        3900 Key Center
                  New York, New York  10019  127 Public Square
                  Attn.: Bruce A. Rich,      Cleveland, Ohio  44114-1216
                  Esq.                       Attn.:  Thomas A. Aldrich,
                  Telephone: (212) 603-2000  Esq.
                  Facsimile: (212) 603-2001  Telephone:  (216) 556-5749
                                             Facsimile:  (216) 566-5800

     or to such other address or addresses as Buyer or Seller may designate from time to time by notice to the other.

                  SECTION 22. ENVIRONMENTAL INDEMNIFICATION. Buyer shall defend, indemnify and hold harmless Seller from and against any and all losses, claims, liabilities, damages, demands, fines, costs and expenses (including reasonable legal expenses) of whatever kind and nature resulting from any accident, occurrence or condition caused by the release by Buyer or any third party acting on behalf or at the direction of Buyer of any toxic or hazardous substance or waste in, on, under, about or affecting the Winfield Parcel that results in any injury or death to any person or damage to any property (other than damage to property of the type insurable under a standard form all-risk fire and extended coverage insurance policy) or which requires the removal or treatment of such hazardous or toxic substance or waste or any other remedial action or fine under the terms of any properly constituted law, regulation, rule or directive of any federal, state or local governmental authority. The provisions of this Section 22 shall survive Closing or the expiration or termination of this Contract.

                  SECTION 23. NO WAIVER. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provisions of this Contract shall be deemed a waiver of a breach of any other provision of this Contract or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

                  SECTION 24. REMEDIES CUMULATIVE. Any and all rights and remedies that either party may have under this Contract or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by said party or not shall he deemed to be in exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

                  SECTION 25. CONTRACT NON-TRANSFERABLE. Neither party shall sell, assign or transfer or permit to be sold, assigned or transferred any of such party's interest in the Premises, in any property described herein or in this Contract without first obtaining the written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed.

                  SECTION 26. BINDING CONTRACT. This Contract shall not be deemed to lack mutuality by virtue of any condition contained herein, whether or not such condition must be fulfilled to the satisfaction of the party for whose benefit it is intended. Each such condition shall be deemed to require the parties to use their good faith efforts to fulfill the same. The parties also hereby mutually acknowledge that, in addition to all other consideration for this Contract, they have received other good and valuable consideration in return for their promise that, pending fulfillment of such conditions, this Contract shall remain in force and binding upon them.

                  SECTION 27. QUADRUPLICATES. This Contract shall be executed in quadruplicate, each of which shall be an original.

                  SECTION 28. RULES OF CONSTRUCTION. This Contract has been reviewed by counsel for each party hereto prior to its execution, and no presumptions or rules of construction shall be applicable by reason of the identity of counsel preparing this Contract. This Contract shall be construed according to its fair meaning and neither for nor against either party.

                  SECTION 29. NOUNS. As used in this Contract, unless the context otherwise specifically requires, the singular includes the plural, and vice versa, and the masculine includes the feminine, and vice versa.

                  SECTION 30. CAPTIONS. The captions used herein are for convenience only and shall not control or affect the meaning of construction of any provisions of this Contract. All references to "Sections" shall be to Sections of this Contract unless otherwise specified.

                  SECTION 31. SUCCESSORS AND ASSIGNS. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, as the case may be.

                  SECTION 32. APPLICABLE LAW. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the state where the Winfield Parcel is located.

                  IN WITNESS WHEREOF, Seller and Buyer have executed this Contract as of the date first written above.

          Signed and acknowledged in the     SELLER:
          presence of:
          (both signatures)                  HOLIDAY PROPERTIES


                                             By:
                                                ---------------------------
          --------------------------------   Toomas J. Kukk, General
          Printed name:                      Partner
                       -------------------

                                             And by:
                                                    -----------------------
          --------------------------------   Ernest M. Rochester, General
          Printed name:                      Partner
                       -------------------

          Signed and acknowledged            BUYER:
          in the presence of:
                                             CHEMPOWER, INC.


                                             By:
          --------------------------------      ---------------------------
          Printed name:                      Toomas J. Kukk, General
                       -------------------   Partner



          --------------------------------
          Printed name:
                       -------------------



     STATE OF OHIO       )
                         )  SS:
     COUNTY OF CUYAHOGA  )


                  BEFORE ME, a Notary Public in and for said county and state, personally appeared Toomas J. Kukk and Ernest M. Rochester, the General Partners of Holiday Properties, an Ohio general partnership, who acknowledged that they did sign the foregoing instrument on behalf of said general partnership and the same is their free act and deed and the free act and deed of said general partnership

                      IN WITNESS WHEREOF, I hereunto set my hand this 28th day of February, 1997.


     [seal]
                                   ---------------------------------------------
                                   Notary Public
                                   My commission expires:
                                                         -----------------------

     STATE OF OHIO       )
                         )  SS:
     COUNTY OF CUYAHOGA  )


                  BEFORE ME, a Notary Public in and for said county and state, personally appeared Toomas J. Kukk, the President of Chempower, Inc., an Ohio corporation, who acknowledged that he did sign the foregoing instrument on behalf of said corporation and the same is his free act and deed and the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I hereunto set my hand this 28th day of February, 1997.


     [seal]
                                   ---------------------------------------------
                                   Notary Public
                                   My commission expires:
                                                         -----------------------




     This instrument prepared by:

     Thompson Hine & Flory LLP
     3900 Key Center
     127 Public Square
     Cleveland, Ohio 44114-1216

                                      EXHIBIT E
                                      ---------

                                PERMITTED ENCUMBRANCES
                                    (Akron Parcel)

     1. Real estate taxes and assessments, both general and special, which are a lien but not yet due and payable.

     2. Lease for oil and gas from Susan Vandersall, et al., to The Ohio Oil Company, dated November 6, 1905 and recorded in Volume 307, Page 215 of Summit County Records.

     3.   Lease for oil and gas from Oliver F. Kepler and Emma L. Kepler to S.
          J. Brendel, dated August 10, 1928 and recorded in Volume 1295, Page 162 of Summit County Records.

     4. Supplemental Gas Storage Agreement by and between O. F. Kepler and The East Ohio Gas Company, dated April 27, 1943, recorded in Volume 2038, Page 287 of Summit County Records.

     5. Partial Release of Oil and Gas Lease and Supplemental Gas Storage Agreement by The East Ohio Gas Company, dated April 18, 1951, recorded in Volume 2830, Page 413 of Summit County Records.

     6. Easement for pole lines from Oliver F. Kepler to Ohio Edison Company, dated April 4, 1941, recorded in Volume 1875, Page 627 of Summit County Records.

     7. Easement for highway purposes from Clayton Kepler, Lottie I. Williams and Teddy E. Williams to the State of Ohio, dated September 19, 1958, recorded in Volume 3633, Page 135 of Summit County Records.

     8. Easement for highway purposes from Lottie I. Williams and Teddy E. Williams to the State of Ohio dated September 29, 1958, recorded in Volume 3638, Page 364 of Summit County Records.

     9. Easement for pole lines from 1201 Corporation to Ohio Edison Company, dated October 30, 1973, recorded in Volume 5496, Page 766 of Summit County Records.

     10. Mortgage deed from Holiday Properties to First National Bank of Ohio, covering caption premises, in the amount of $250,000.00 dated November 15, 1993, filed November 19, 1993 at 10:53 A.M. and recorded in Volume OR 1523, page 99 of Summit County Records.

     11. Assignment of Rentals Under Lease by Holiday Properties in favor of First National Bank of Ohio, dated November 9, 1993, filed November 19, 1993 at 10:53 A.M. and recorded in Volume OR 1523, Page 105 of Summit County Records.

     12. Mortgage dated as of February 28, 1997 from Holiday Properties to First National Bank of Ohio (to be recorded at Closing).


                                PERMITTED ENCUMBRANCES
                                 (CINCINNATI PARCEL)


     1. Real estate taxes and assessments, both general and special, which are a lien but not yet due and payable.

     2. Easement to The C G & E Company as set forth in Deed Book 1536, Page 375, Recorder's Office, Hamilton County, Ohio.

     3. Perpetual Use and Maintenance Easement, as set forth in Deed Book 2879, page 208, Hamilton County, Ohio Records.

     4. Easement to C G & E Company as set forth in Deed Book 3221, page 69, Recorder's Office, Hamilton County, Ohio Records.

     5. Easement to C G & E Company as set forth in Deed Book 1537, page 339, Recorder's Office, Hamilton County, Ohio.

     6. Mortgage dated as of February 28, 1997 from Holiday Properties to First National Bank of Ohio (to be recorded at Closing).


                                PERMITTED ENCUMBRANCES
                                  (WINFIELD PARCEL)


     1. Real estate taxes and assessments, both general and special, which are a lien but not yet due and payable.

     2. Reservation of all minerals as contained in Deed from W. Dale Long and wife to KVD, Inc., a corporation, dated August 15, 1972, of record in Deed Book 192, Page 709.

     3. Deed dated July 8, 1941, in Deed Book 75, Page 487, J. D. Surbaugh granted West Virginia Gas Corporation a right-of-way and easement for a pipeline, which was assigned to John W. Nichols and Eason Oil Company by Deed dated June 21, 1973, in Oil and Gas Book 57, Page 303.

     4. Deed dated April 30, 1947, in Deed Book 89, Page 22, J. D. Surbaugh granted Patrick Gas Co. a right-of-way and easement for a gas line 2 inches to 4 inches in diameter.

     5. Deed dated July 27, 1948, in Deed Book 94, Page 70, J. D. Surbaugh granted Appalachian Power Company a right-of-way and easement.

     6. By Deed dated May 3, 1950, in Deed Book 98, Page 574, J. D. Surbaugh granted Appalachian Power Company a right-of-way and easement.

     7. By Deed dated September 9, 1947, in Deed Book 127, Page 55, James W. Lanier and other granted unto Appalachian Power Company a right-of-way and easement.

     8. Deed dated July 19, 1960, in Deed Book 138, Page 225, W Dale Long and wife granted Appalachian Power Company a right-of-way and easement.

     9. Deed of Trust dated as of February 28, 1997, from Holiday Properties to First National Bank of Ohio (to be recorded at Closing).

                                      EXHIBIT F
                                      ---------

                       TERMINATION AGREEMENT AND MUTUAL RELEASE


                  THIS TERMINATION AGREEMENT AND MUTUAL RELEASE (this "Termination Agreement") is made and entered into as of the 28th day of February, 1997, by and between AMERICAN ECO CORPORATION, a Canadian corporation ("American Eco"), and HOLIDAY PROPERTIES, an Ohio general partnership ("HP").


                                   R E C I T A L S:
                                   - - - - - - - -

                  (a) American Eco, as Buyer, and HP, as Seller, have entered into that certain Real Property Purchase Agreement dated September 10, 1996 (the "Purchase Agreement"), pursuant to which Seller agreed to convey and Buyer agreed to purchase certain described premises located in Akron, Ohio, Cincinnati, Ohio, and Winfield, West Virginia (collectively the "Premises").

                  (b) American Eco and HP each desire to cancel and terminate the Purchase Agreement and to release each other of all claims, rights of action and causes of action, including, but not limited to, all of the respective rights and obligations of American Eco and HP under the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
                  1. American Eco and HP each acknowledge and agree that the Purchase Agreement shall be terminated and null and void as of February 28, 1997.

                  2. The parties hereto each for itself, its employees, partners, directors, officers, successors, subsidiaries, agents, partners and assigns, does hereby release and forever discharge the other and their employees, partners, directors, officers, successors, subsidiaries and assigns, of and from any and all claims, damages, demands, actions, duties, causes of action, judgments, controversies and liabilities whatsoever, known or unknown, matured or unmatured, fixed or contingent, arising out of contract (including, without limitation, the Purchase Agreement) or otherwise, in law or equity, against the other which it has now or may have by reason of any matter whatsoever from the beginning of the world to the date of this Termination Agreement.

                  3. This Termination Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

                  4. This Termination Agreement embodies and constitutes the entire understanding between the parties with respect to the Purchase Agreement and the Premises and all matters relating thereto and may not be amended or modified except in writing executed by the parties hereto.



                  IN WITNESS WHEREOF, American Eco and HP have hereunto executed this Termination Agreement and Mutual Release as of the day and year first above written.

                                          HOLIDAY PROPERTIES


                                          By:
                                             ----------------------------------
                                             Toomas J. Kukk, General Partner


                                          And by:
                                                 ------------------------------
                                                Ernest M. Rochester, General
                                                Partner

                                          AMERICAN ECO CORPORATION

                                          By:
                                             ----------------------------------
                                             Michael E. McGinnis, President

                                      EXHIBIT G
                                      ---------


     THIS INSTRUMENT AND THE OBLIGATIONS REPRESENTED THEREBY IS SUBORDINATE IN ALL RESPECTS TO CERTAIN OBLIGATIONS OF CHEMPOWER, INC. AND ITS SUBSIDIARIES TO FIRST NATIONAL BANK OF OHIO, INCLUDING A PROMISSORY NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $15,700,000 DATED AS OF FEBRUARY 28, 1997.


                                       GUARANTY
                                       --------


                  THIS GUARANTY (this "Guaranty") is made as of this 28th day of February, 1997, by AMERICAN ECO CORPORATION, an Ontario, Canada corporation ("Guarantor") in favor of HOLIDAY PROPERTIES, an Ohio general partnership ("HP").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                  WHEREAS, Guarantor has this date executed and delivered in favor of First National Bank of Ohio (the "Bank") a certain Commercial Guaranty (the "Commercial Guaranty"); and

                  WHEREAS, pursuant to the Commercial Guaranty, Guarantor has guaranteed the obligations of Chempower, Inc., an Ohio corporation ("Chempower") to the Bank; and

                  WHEREAS, HP has this date executed and delivered in favor of the Bank a certain Unconditional and Continuing Limited Non-Recourse Guaranty (the "Non-Recourse Guaranty") pursuant to which HP has guaranteed, on a non-recourse basis, the obligations of Chempower to the Bank; and

                  WHEREAS, the Non-Recourse Guaranty will insure to the benefit of Guarantor, and the execution and delivery of this Guaranty by Guarantor to HP is a condition of HP's willingness to execute and deliver the Non-Recourse Guaranty;

                  NOW, THEREFORE, for good and valuable consideration, the Guarantor agrees as follows:

                  1.     Definitions.  The term "Guaranteed Obligations" shall
                         -----------
     mean the obligations of HP pursuant to the Non-Recourse Guaranty to pay all of the indebtedness evidenced by the Non-Recourse Guaranty and any and all other indebtedness of HP to the Bank pursuant to the terms of and transactions and agreements provided for in the Non-Recourse Guaranty.

                  2.     Unconditional Guarantee.  Guarantor hereby represents
                         -----------------------
     and warrants to HP that it is the sole shareholder of Chempower and that it will receive substantial benefits in respect of the Non-Recourse Guaranty. Guarantor hereby absolutely and unconditionally guarantees to HP, its successors and assigns:

                  (a) the punctual and full payment when due of all the Guaranteed Obligations; it being the intention of Guarantor that this Guaranty be an absolute, irrevocable, and unconditional guarantee of payment; and

                  (b) the performance and observance by Chempower of all its obligations, agreements, and covenants with HP under any land installment contracts or related agreements or undertakings; the guarantee of such performance and observance to be absolute, irrevocable and unconditional (the obligations, agreements, and covenants referred to in this subparagraph (b) also being included within and being a part of the Guaranteed Obligations).

                  Guarantor further agrees that its guarantee hereunder will not be discharged or affected by the fact that the Guaranteed Obligations or any of them shall be or become invalid or unenforceable for any reason. Guarantor represents and warrants to HP that it has full power, authority, and capacity to enter into and to fully perform all of its obligations under this Guaranty.

                  3.     Costs.  In addition to its obligations under Section 2
                         -----
     above, Guarantor agrees to pay all costs and expenses incurred by HP in the enforcement and/or collection of any and all of the Guaranteed Obligations, including, without limitation, reasonable attorneys' fees.

                  4.     Dealing with Guaranteed Obligations.  Guarantor hereby
                         -----------------------------------
     grants to HP full power and authority, and without notice to or the consent of Guarantor:

                  (a) to modify, supplement, or otherwise change any terms of the Guaranteed Obligations; to grant any extensions or renewals of the Guaranteed Obligations; to grant any other waiver or indulgence with respect to the Guaranteed Obligations; and to effect any release, compromise, or settlement with respect to the Guaranteed Obligations; and

                  (b) to accelerate the maturity of the Guaranteed Obligations from and after the occurrence of a default thereunder; to fail to set off any amounts owing by Chempower to HP; to waive or enter into any agreement of forbearance with respect to the Guaranteed Obligations; and to change the term of any such waiver or agreement of forbearance.

     No action which HP may take or fail to take pursuant to the foregoing powers shall operate to release or terminate this Guaranty or impose any liability on HP.

                  5.     HP Not Required to Pursue Chempower or Exhaust
                         ----------------------------------------------
     Collateral.  Guarantor hereby waives any right to require payment of the
     ----------
     Guaranteed Obligations by Chempower, or to require HP to proceed against any collateral or security for the Guaranteed Obligations, or to require any action or proceeding against Chempower on the Guaranteed Obligations, or otherwise to require HP to exhaust any and all remedies against Chempower or any other person before proceeding against Guarantor on this Guaranty.

                  6.     Waiver of Acceptance, Etc.   Guarantor waives
                         --------------------------
     acceptance and notice of acceptance hereof, presentment, demand, protest or other notice of any kind, promptness in commencing suit and/or giving notice to or in making any claim or demand upon it, and agrees that no act or omission of any kind on the part of HP shall in any event affect or impair this Guaranty.

                  7.     Notices.  If HP desires to give notice to Guarantor,
                         -------
     such notice shall be deemed given when mailed, certified mail, return receipt requested, postage prepaid, addressed to Guarantor at 11011 Jones Road, Houston, Texas 77070, or to such other address as Guarantor may from time to time file in writing with HP for notices to it.

                  8.     Binding Effect.  All of the terms, provisions, and
                         --------------
     agreements of this Guaranty shall inure to the benefit of and be enforceable by HP, its successors and assigns, and shall be binding upon and be enforceable against Guarantor and its successors and assigns.

                  9.     No Right of Subrogation.  Guarantor shall not have any
                         -----------------------
     right of reimbursement, subrogation, or setoff with respect to the Guaranteed Obligations unless and until HP shall have received payment in full of all Guaranteed Obligations.

                  10.  Reinstatement of Guaranty.  This Guaranty shall continue
                      -------------------------
     to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Chempower with respect to the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Chempower or, upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  11.  Governing Law.  This Guaranty is a contract entered into
                      -------------
     under and pursuant to the laws of the State of Ohio, and shall be in all respects governed, construed, applied and enforced in accordance with the laws of such state.

                  12.  Termination of Guaranty.  This Guaranty shall remain in
                      -----------------------
     full force and effect until all Guaranteed Obligations have been paid and performed in full.

                  13.  Warrant of Attorney.  Guarantor hereby irrevocably
                      -------------------
     authorizes any attorney-at-law to appear for Guarantor in an action on this Guaranty at any time after the same becomes due, whether by acceleration or otherwise, in any court of record in the State of Ohio or elsewhere and to waive the issuing of service of process against Guarantor and to confess judgment in favor of HP, its successors and assigns, and against Guarantor, for all amounts that may be due, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution in respect of the judgment rendered. Guarantor hereby expressly (a) waives any conflict of interest in an attorney retained by HP confessing judgment against the Guarantor upon this Guaranty, and (b) consents to any attorney retained by HP receiving a legal fee or other value from HP for legal services rendered for confessing judgment against the Guarantor upon this Guaranty. The foregoing warrant of attorney shall survive any judgment, and if any judgment is vacated for any reason, HP may thereafter use the foregoing warrant of attorney to obtain additional judgment or judgments against Guarantor. A copy of this Guaranty, certified by the Agent, may be filed in any proceeding in place of filing the original as a warrant of attorney.

                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered to HP as of the date first above written.

     --------------------------------------------------------------------------
              "WARNING BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
               -------------------------------------------------------
               NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A
               ----------------------------------------------------
               COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR
               ----------------------------------------------------
               PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO
               --------------------------------------------------------
               COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE
               ------------------------------------------------------
               AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY
               -------------------------------------------------------
               GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
               -------------------------------------------------------
               OR ANY OTHER CAUSE."
               -------------------
     ---------------------------------------------------------------------------

                                          AMERICAN ECO CORPORATION


                                          By:
                                             ----------------------------------
                                          Michael E. McGinnis, President